PROXY

EQUITY OFFICE PROPERTIES TRUST
TWO NORTH RIVERSIDE PLAZA, SUITE 2100
CHICAGO, ILLINOIS 60606

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2001

      The undersigned shareholder of Equity Office Properties Trust, a Maryland real estate investment trust (the "Trust"), hereby appoints Timothy H. Callahan and Stanley M. Stevens, or either of them (the "Proxy Holders"), with full power of substitution, as proxies for the undersigned to represent the undersigned at the Special Meeting of Shareholders of the Trust to be held at 10:00 a.m., Central Time, on Monday, July 9, 2001, at One North Franklin Street, 3rd Floor, Chicago, Illinois, and at any adjournment or postponement thereof (the "Special Meeting"), and to vote all Common Shares of the Trust which the undersigned may be entitled to vote at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Joint Proxy Statement/Prospectus and revokes any proxy heretofore given with respect to such Common Shares.

      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE. THE PROXY HOLDERS CANNOT VOTE YOUR COMMON SHARES UNLESS YOU SIGN AND RETURN THIS CARD. You may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Trust either a written or facsimile revocation of the proxy, a duly executed proxy bearing a later date, or by re-voting your shares on the Internet.

      Note: If you plan to attend the Special Meeting in person, please let us know by marking this card in the space provided.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

EQUITY OFFICE PROPERTIES TRUST

C/O EQUISERVE P.O. BOX 9398 BOSTON, MA 02205-9398

VOTE BY TELEPHONE	OR	VOTE BY INTERNET

It’s fast, convenient, and immediate. Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).		It’s fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:		FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.		1. READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER 1-877-PRX-VOTE (1-877-779-8683).		2. GO TO THE WEBSITE. http://www.eproxyvote.com/eop

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.		3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.		4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT! Call 1-877-PRX-VOTE anytime!		YOUR VOTE IS IMPORTANT! Go to http://www.eproxyvote.com/eop anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

DETACH

[X]	Please mark votes as in this example

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,
THE PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND OTHERWISE IN THE DISCRETION
OF THE PROXY HOLDERS.

1.	Approval of (a) the Agreement and Plan of Merger, dated as of February 22, 2001, as amended, by and among Equity Office Properties Trust, EOP Operating Limited Partnership, Spieker Properties, Inc. and Spieker Properties, L.P. and (b) the merger of Spieker Properties, Inc. with and into Equity Office Properties Trust.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	Approval of the amendments to the Declaration of Trust of Equity Office to be effected as part of the merger.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the meeting.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	[ ]
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	[ ]
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title under signature.

Signature: ___________________ Date:_______
Signature: ___________________ Date:_______